Exhibit 10.7.1

AMENDMENT No. 1

TO THE

A330-200F PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

as Buyer

Reference: CT1004409

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AMENDMENT No 1 TO THE

A330-2OOF PURCHASE AGREEMENT

This Amendment No 1 (hereinafter referred to as the “Amendment No 1”) is entered into as of the16 day of August 2012.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellante, 31707 Blagnac·Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA., a company organized and existing under the laws of Panamá, with address at Ave Manuel e Batista, Torre IBC, Piso Sto, Oficina 505, Ciudad de Panamá, Panamá (the “Buyer”).

WHEREAS:

A.

Synergy Aerospace Corp. (“Synergy”) and the Seller entered into an A330 200 and A330 200F Purchase Agreement dated September 5th, 2011 , as amended by Amendment No.1 dated May 18th, 2012 [*] (the “Purchase Agreement”);

B.	The Buyer, Seller [*];

C.	In accordance with the terms of this Amendment No 1, the Seller and the Buyer desire to amend certain provisions of the [*];

D.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Assigned Purchase Agreement. The terms “herein”, “hereof’ and “hereunder” and words of similar import refer to this Amendment No 1;

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	Amendment

The Delivery Schedule chart in Clause 9.1.1 of the [*] shall be deleted in its entirety and replaced with the following:

A330·200F Aircraft:

Aircraft Rank	Delivery Period
Aircraft No 1	[*]
Aircraft No 2	[*]
Aircraft No 3	[*]
Aircraft No 7	[*]

2.	Predelivery payments

It is hereby agreed that, as a result of the [*], as set forth in Clause 1 above, and in accordance with the Predelivery Payments schedule set forth in Clause 5 of the [*], as amended by [*] in Predelivery Payments [*].

Upon signature of this Amendment No 1, the Buyer and the Seller hereby agree that such [*].

3.	Miscellaneous Provisions

3.1	This Amendment No 1 constitutes an integral and non-severable part of the [*] and that all terms and conditions of the [*] shall apply to this Amendment No 1, unless otherwise agreed upon herein.

3.2	This Amendment No 1 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter hereof.

3.3	The [*] shall be deemed to be amended to incorporate the terms and conditions hereof, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

3.4	If there is any conflict or inconsistency between the terms and provisions of the [*] and this Amendment No 1, the latter shall prevail to the extent of such conflict or inconsistency.

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4.	Assignment

This Amendment No 1 is not transferable, and the Buyer’s rights under this Amendment No 1 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Amendment No 1 with respect to any Aircraft will be void and without effect.

5.	Confidentiality

This Amendment No 1 (and its existence) shall be treated by both Parties as confidential in accordance with Clause 22.12 of the [*].

6.	Counterparts

This Amendment No 1 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF this Amendment No 1 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA	AIRBUS S.A.S.

By :	By :
Its :	Its :

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